UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             August 3, 2009
                           ------------------

                       Fresh Harvest Products, Inc.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                              New Jersey
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-24189                        33-1130446
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

              280 Madison Ave. Suite 1005, New York, NY 10016
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                               917-652-8030
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Resignation of independent registered public accounting firm

In connection with the reorganization at Moore & Associates Chartered (the "Former Auditors"), certain of its audit partners resigned and others formed a new accounting firm called Seale and Beers, CPAs. As a result, the Former Auditors resigned as the independent auditors of Fresh Harvest Products, Inc. (the "Company") effective August 3, 2009. The Former Auditors had been the Company's auditor since February 21, 2006.

The Audit Committee of the Company's Board of Directors approved the resignation of the Former Auditors.

The Former Auditors' audit report on the Company's financial statements for each of the past three fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the former Auditors' report on the Company's financial statements for each of the past two fiscal years included an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

During the fiscal years ended October 31, 2006, 2007 and 2008 and through August 3, 2009, there were no disagreements between the Company and the former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years; and (b) no reportable events as set forth in
Item 304(a)(1)(v) of Regulation S-K have occurred.

The Company provided the Former Auditors with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that the Former Auditors furnish it with a letter addressed to the SEC stating whether the Former Auditors agree with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter, dated August 3, 2009, is filed as Exhibit 16.1 hereto.

(b) Engagement of new independent registered public accounting firm.

Effective August 3, 2009, the Audit Committee of the Company's Board of Directors appointed Seale and Beers, CPAs (the "New Auditors") as the Company's new independent auditors.

During the fiscal years ended October 31, 2006, 2007 and 2008 and through August 3, 2009, neither the Company nor anyone acting on its behalf consulted with the New Auditors regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits
      ---   --------

      16.1  Letter from Moore and Associates, Chartered, dated
            August 3, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Fresh Harvest Products, Inc.


                                   By: /s/ Michael Jordan Friedman
Date:  August 3, 2009                  --------------------------------------
                                           Michael Jordan Friedman
                                           President, Chief Executive Officer
                                           and Chairman of the Board of
                                           Directors



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